CHANGES IN ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2019
Accounting Policies, Changes In Accounting Estimates And Errors [Abstract]
CHANGES IN ACCOUNTING POLICIES
CHANGES IN ACCOUNTING POLICIES
Except for the changes described below, accounting policies as disclosed in Note 4 of the Consolidated Financial Statements have been applied to all periods consistently.
IFRS 16 Leases ("IFRS 16")
Pembina adopted IFRS 16 effective January 1, 2019. IFRS 16 introduced a new lease definition that increases the focus on control of the underlying asset. In addition, IFRS 16 introduced a single, on balance sheet accounting model for lessees that has resulted in Pembina recording right-of-use assets representing its right to use the underlying assets and lease liabilities representing its obligation to make lease payments. Lessor accounting has remained unchanged, except for changes in the classification of subleases.
IFRS 16 has been applied using the modified retrospective approach, under which the cumulative effect of initial application was recognized in equity at January 1, 2019 as further disclosed below. Accordingly, the comparative financial information has not been restated and continues to be reported under International Accounting Standard ("IAS") 17 Leases and International Financial Reporting Interpretations Committee Interpretation 4 Determining whether an arrangement contains a lease ("IFRIC 4"). The details of Pembina's accounting policies under IAS 17 and IFRIC 4, for the comparative period, are disclosed separately below.
On transition to IFRS 16, Pembina elected to apply the practical expedient to grandfather the assessment of whether a contract entered into before the date of initial application was, or contained, a lease under IFRIC 4, rather than reassess based on the new definition of a lease under IFRS 16. Contracts previously identified as leases were recognized and measured in accordance with IFRS 16.

a.	Accounting Policies Applicable from January 1, 2019
The details of significant accounting policies under IFRS 16 and the nature of the changes to previous accounting policies under IAS 17 are outlined below.

i.	Leases
For all contracts entered into or amended on or after January 1, 2019, Pembina applies the definition of a lease under IFRS 16 to determine if a contract is, or contains, a lease. A specific asset is the subject of a lease if the contract conveys the right to control the use of that identified asset for a period of time in exchange for consideration. This determination is made at inception of a contract, and is reassessed when the terms and conditions of the contract are amended.
At inception or on reassessment of a contract that contains a lease component, Pembina allocates contract consideration to the lease and non-lease components on the basis of their relative stand-alone prices. The consideration allocated to the lease components is recognized in accordance with the policies for lessee and lessor leases, as described below. The consideration allocated to non-lease components is recognized in accordance with its nature.

ii.	Lessee
Leased assets are recognized as right-of-use assets, with corresponding lease liabilities recognized on the statement of financial position at the lease commencement date. Right-of-use assets include terminals, rail, buildings, storage tanks and land and other assets.
Right-of-use assets are initially recognized at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset and restore the site of an underlying asset to the condition required by the terms of the lease, less any lease incentives received. Right-of-use assets recognized as a result of business combination are initially measured in the same manner, plus an adjustment to reflect favourable or unfavourable lease terms compared to market terms. Right-of-use assets are subsequently measured at cost less any accumulated depreciation and accumulated impairment losses, adjusted for remeasurements of the lease liability. The right-of-use asset is depreciated over the lesser of the asset’s useful life and the lease term on a straight-line basis.
The lease liability is initially measured at the present value of the lease payments, discounted using the interest rate implicit in the lease if readily determinable, or at a rate Pembina would be required to pay to borrow over a similar term, with a similar security to obtain an asset of a similar value to the right-of-use asset. Lease payments in an optional renewal period are included in the lease liability if Pembina is reasonably certain to exercise such option. The lease liability is subsequently increased by interest expense on the lease liability and decreased by lease payments made. Interest expense is recorded in earnings at an amount that represents a constant periodic rate of interest on the remaining balance of the lease liability.
The lease liability is remeasured when there is a change in future lease payments arising from a change in an index or rate, a change in the estimated guaranteed residual value to be paid, or a change in the assessment of whether a purchase option, extension option or termination option is reasonably certain to be exercised. A corresponding adjustment is made to the right of use asset when a liability is remeasured, or the adjustment is recorded in earnings if the right of use asset has been reduced to zero.
Pembina has elected to apply the recognition exemptions for short-term and low value leases. Pembina recognizes lease payments associated with these leases as an expense on a straight-line basis over the lease term.

iii.	Lessor
Lessor leases are classified as either operating leases or finance leases according to the substance of the contract. Leases transferring substantially all of the risks incidental to asset ownership are classified as finance leases, while all other leases are classified as operating leases. Subleases are classified as either operating or finance leases in reference to the right-of-use asset arising from the head lease. Under IAS 17, Pembina also classified lessor subleases as operating or finance leases based on an overall assessment of whether the lease transferred substantially all of the risks and rewards incidental to ownership of the underlying asset, considering certain indicators such as whether the lease was for the major part of the economic life of the asset.
Assets under finance lease are recognized in finance lease receivables at the value of the net investment in the lease. The net investment in the lease is measured at the net present value of the future amounts receivable, discounted using the interest rate implicit in the lease. Finance income is recognized over the lease term in a pattern reflecting a consistent rate of return on the finance lease receivable.
Lease payments from operating leases are recognized as income on either a straight-line basis or a systematic basis representative of the pattern in which benefit from the use of the underlying asset is received.

b.	Accounting Policies Applicable Prior to January 1, 2019
The details of significant accounting policies under IAS 17 and IFRIC 4, under which comparative balances continue to be reported, are outlined below.
At inception of an arrangement, Pembina determines whether such an arrangement is or contains a lease. A specific asset is the subject of a lease if fulfilment of the arrangement is dependent on the use of that specified asset. An arrangement conveys the right to use the asset if the arrangement conveys to a lessee the right to control the use of the underlying asset.
At inception or upon reassessment of the arrangement, Pembina separates payments and other consideration required by such an arrangement into those for the lease and those for other elements on the basis of their relative fair values.
Leases which Pembina assumes substantially all the risks and rewards of ownership are classified as finance leases. The leased asset is initially recognized at an amount equal to the lower of its fair value and the present value of the minimum lease payments. Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset.
Minimum lease payments made under finance leases are apportioned between the finance cost and the reduction of the outstanding liability. The finance cost is allocated to each period during the lease term so as to produce a constant periodic rate of interest on the remaining balance of the liability.
Other leases are operating leases and are not recognized in Pembina's consolidated statement of financial position.
Payments made under lessee operating leases are recognized in earnings on a straight-line basis over the term of the lease. Lease incentives received are deferred and recognized over the term of the lease.
Payments received under lessor operating leases are recognized in earnings in accordance with the benefit received by the customer.

c.	Transition

i.	Lessee
At transition, lease liabilities for contracts previously identified as operating leases under IAS 17 were measured at the present value of the remaining lease payments, discounted at Pembina's incremental borrowing rate as at January 1, 2019. For all leases, right-of-use assets were measured at an amount equal to the lease liability.
Pembina applied the following practical expedients on transition:

•	Pembina applied a single discount rate to a portfolio of leases with similar characteristics rather than multiple discount rates to match the term of each lease;

•
Pembina has relied on onerous lease contract assessments previously performed under IAS 37 Provisions, Contingent Liabilities and Contingent Assets as an alternative to an impairment review on right-of-use assets, resulting in an adjustment of the right-of-use asset balance by the amount of the onerous lease contract provision outstanding immediately before the date of initial application; and

•	Pembina elected not to recognize right-of-use assets and corresponding lease liabilities for leases with terms of less than 12 months remaining.
There has been no change to the accounting for contracts previously identified as finance leases under IAS 17. The carrying amount of the right-of-use asset and lease liability on transition were determined to be equal to the carrying amount of the lease asset and lease liability under IAS 17.

ii.	Lessor
Sub-lease contracts previously classified as operating leases are recognized as finance leases under IFRS 16.

d.	Financial Statement Impacts
On transition to IFRS 16, Pembina recognized significant right-of-use assets and lease liabilities related to rail, buildings and land. Further disclosures related to leases are provided in Note 13 to the Consolidated Financial Statements.

i.	Consolidated Statement of Financial Position
The impacts of adoption of IFRS 16 as at January 1, 2019 are as follows:

	As at December 31, 2018	Adjustments	Opening Value January 1, 2019
($ millions)
Assets
Current assets
Trade receivables and other(1)	604	1	605
Non-current assets
Property, plant and equipment(2)	14,730	(18)	14,712
Right-of-use assets(3)	—	427	427
Advances to related parties and other assets(1)(4)	144	33	177
Liabilities and Equity
Current liabilities
Trade payables and other(4)	870	(7)	863
Loans and borrowings(5)	480	(8)	472
Lease liabilities	—	64	64
Non-current liabilities
Loans and borrowings(5)	7,057	(11)	7,046
Lease liabilities	—	416	416
Deferred tax liabilities	2,774	8	2,782
Other liabilities(4)	239	(41)	198
Equity
Attributable to shareholders	14,344	22	14,366

(1)	Includes lessor finance lease receivables.

(2)	Finance lease assets previously recorded in property, plant and equipment were reclassified to right-of-use assets.

(3)
Right-of-use assets are recorded at a value equal to the associated lease liability of $480 million, less $33 million for sublease arrangements, less onerous lease liability balance at December 31, 2018 of $20 million.

(4)
Operating lease payments were previously recognized on a straight-line basis, with the difference between cash payments and expense (income) recorded to a deferred lease asset or deferred lease liability. These deferrals were derecognized on adoption of IFRS 16. In addition, $20 million of onerous lease liabilities were offset against right-of-use assets.

(5)	Finance leases previously recorded in loans and borrowings were reclassified to lease liabilities.

ii.	Reconciliation of Lease Liability

($ millions)
Lease commitments, disclosed at December 31, 2018	796
Leases not yet commenced	(33)
Non-lease components	(217)
Renewal options reasonably certain to be exercised	53
Total undiscounted lease payments	599
Discounting impact(1)	(119)
Lease liabilities recognized as at January 1, 2019	480

(1)
Pembina discounted lease payments using the incremental credit-risk adjusted borrowing rate applicable to the contract. The weighted-average rate applied on transition for all lease liabilities was 4.01 percent.